                          INDEX TO FINANCIAL STATEMENTS


Report of Independent Certified Public Accountants.............................2

Balance Sheet as of June 30, 2001..............................................3

Statement of Operations from August 28, 2000 (Inception) through
  June 30, 2001................................................................4

Statement of Stockholders' Equity from August 28, 2000 (Inception)
  through June 30, 2001........................................................5

Statement of Cash Flows from August 28, 2000 (Inception) through
  June 30, 2001................................................................6

Notes to Financial Statements...............................................7-11

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors and Stockholders of Genesis Systems, Inc.

We have audited the accompanying balance sheet of Genesis Systems, Inc., as of June 30, 2001 and the related statements of operations, stockholders' equity and cash flows for the period from August 28, 2000 (Inception) through June 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Genesis Systems, Inc., as of June 30, 2001 and the results of its operations and its cash flows for the period from August 28, 2000 (Inception) through June 30, 2001 in conformity with accounting principles generally accepted in the United States of America.






                                                /s/Feldman Sherb & Co., P.C.
                                                --------------------------------
                                                Feldman Sherb & Co., P.C.
                                                Certified Public Accountants

New York, New York
October 25, 2001

                              Genesis Systems, Inc.
                                  Balance Sheet
                                  June 30, 2001


                                     ASSETS

Current assets:
     Cash                                                     $         212,090
     Marketable securities                                              230,606
     Prepaid expenses and other current assets                           96,151
                                                              ------------------
Total current assets                                                    538,847

Property and equipment                                                    2,468

Long-term investment                                                     44,000
                                                              ------------------

                                                              $         585,315
                                                              ==================


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable and accrued expenses                    $          73,872
     Deferred revenue                                                    32,334
                                                              ------------------
Total current liabilities                                               106,206
                                                              ------------------

Stockholders' equity:
     Common stock, par value $.01 - authorized 50,000,000
       shares, issued and outstanding 4,125,000                          41,250
     Additional paid in capital                                         248,750
     Other comprehensive income - unrealized net gain on
       marketable securities                                             44,358
     Retained earnings                                                  144,751
                                                              ------------------
Total stockholders' equity                                              479,109
                                                              ------------------

                                                              $         585,315
                                                              ==================






                 See notes to accompanying financial statements.

                              Genesis Systems, Inc.
                             Statement of Operations
             From August 28, 2000 (Inception) through June 30, 2001


Revenues:
      Consulting                                               $        482,976
      Web design                                                          5,000
      Other                                                               3,150
                                                               -----------------
                                                                         491,126

General and administrative expenses                                     313,590
                                                               -----------------

Operating income                                                        177,536

Other income:
      Gain on sale of securities                                         25,858
      Interest and dividends                                                433
                                                               -----------------
                                                                          26,291
                                                               -----------------

Income before taxes                                                     203,827

Income taxes                                                             59,076
                                                               -----------------

Net income                                                     $        144,751
                                                               =================

Other comprehensive income:

Net income                                                     $        144,751

Unrealized net gain from marketable securities                           44,358
                                                               -----------------

Comprehensive income                                           $        189,109
                                                               =================














                See notes to accompanying financial statements.

                                                      Genesis Systems, Inc.
                                               Statement of Stockholders' Equity
                                      From August 28, 2000 (Inception) through June 30, 2001



                                                  Capital Stock        Additional      Other
                                             -----------------------    Paid-in    Comprehensive    Retained
                                              Shares       Amount       Capital       Income        Earnings      Total
                                             ----------   ----------   ---------  ---------------   ---------  ------------

Balance at August 28, 2001 (Inception)               -    $       -    $      -   $            -    $      -   $         -
    Issuance of common stock                 4,125,000       41,250     248,750                -           -       290,000
    Unrealized net gain on marketable
      securities                                     -            -           -           44,358           -        44,358
    Net income                                       -            -           -                -     144,751       144,751
                                             ----------   ----------   ---------  ---------------   ---------  ------------

Balance at June 30, 2001                     4,125,000    $  41,250    $248,750   $       44,358    $144,751   $   479,109
                                             ==========   ==========   =========  ===============   =========  ============












                                            See notes to accompanying financial statements.
                                                                      5

                              Genesis Systems, Inc.
                             Statement of Cash Flows
             From August 28, 2000 (Inception) through June 30, 2001


OPERATING ACTIVITIES:
      Net income                                                  $     144,751
      Adjustments to  reconcile net income to net
         cash used in operating activities
             Depreciation                                                   553
             Revenues from receipt of marketable  securities           (186,248)

      Changes in operating assets
         Prepaid expenses and other current assets                      (96,151)
         Accounts payable and accrued expenses                           73,872
         Deferred revenue                                                32,334
                                                                  --------------
             NET CASH USED IN OPERATING ACTIVITIES                      (30,889)
                                                                  --------------

INVESTING ACTIVITIES:
      Capital expenditures                                               (3,021)
      Long term investments                                             (44,000)
                                                                  --------------
         NET CASH USED IN INVESTING ACTIVITIES                          (47,021)
                                                                  --------------

FINANCING ACTIVITIES:
      Prceeds from issuance of common stock                             290,000
                                                                  --------------
         NET CASH PROVIDED BY FINANCING ACTIVITIES                      290,000
                                                                  --------------

Net increase in cash                                                    212,090

Cash at beginning of period                                                   -
                                                                  --------------

Cash at end of period                                             $     212,090
                                                                  ==============


Supplemental disclosures of cash flow information:
      Cash paid for interest                                      $           -
                                                                  ==============
      Cash paid for taxes                                         $           -
                                                                  ==============








                 See notes to accompanying financial statements.

                             GENESIS SYSTEMS, INC.

                          NOTES TO FINANCIAL STATEMENTS


Genesis Systems, Inc. (the "Company"), a Minnesota corporation was incorporated on August 28, 2000. The Company is engaged in consulting services and the acquisition, development and marketing of potential high growth businesses with the focus on companies doing business in the Pacific Rim. The Company's corporate offices are located in Woodbury, Minnesota and West Palm Beach, Florida.

1       SIGNIFICANT UMMARY OF ACCOUNTING POLICIES

        a. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        b. Cash Equivalents - The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. Cash equivalents include investments in money market accounts.

        c. Marketable securities - Investments in marketable securities are classified as available-for-sale and are recorded at fair value with any unrealized holding gains or losses included in accumulated other comprehensive income (loss), which is a component of stockholders' equity. At June 30, 2001, the Company's portfolio consisted of various equity securities.

        d. Concentration of Credit Risk - The Company had cash balances at a financial institution in excess of insured limits by approximately $53,000 at June 30, 2001.

        e. Property and Equipment - Property and equipment is recorded at cost. Depreciation is calculated on a straight-line basis over the estimated useful lives of the assets, which range from three to seven years.

        f. Fair Value of Financial Instruments - The Company's financial instruments consist principally of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities. The carrying amounts of such financial instruments as reflected in the balance sheet approximate their estimated fair value as of June 30, 2001. The estimated fair value is not necessarily indicative of the amounts the Company could realize in a current market exchange or of future earnings or cash flows.

        g. Income Taxes - The Company accounts for income taxes pursuant to the provisions of Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," which requires, among other things, a liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. The Company has had losses since inception and accordingly has not provided for income taxes. Realization of the benefits related to the net operating loss carryforwards may be limited in any one year due to IRS code Section 382, change of ownership rules.

        h. Long-Lived Assets - In accordance with SFAS No. 121 "Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," the Company includes as a component of income from continuing operations before taxes on income, the impairment loss on assets to be held and losses on assets expected to be disposed of.

        i. Stock Based Compensation - SFAS No. 123, "Accounting for Stock Based Compensation," establishes a fair value method for accounting for stock-based compensation plans either through recognition or disclosure. The Company did not adopt, for employee options the fair value based method but instead discloses the pro forma effects of the calculation required by the statement.

         k.       Recent and Future Accounting Pronouncements

                  (i) In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133 requires companies to recognize ALL derivative contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change. As amended, the effective date is for all fiscal quarters of fiscal years beginning after June 15, 2000.

                  Historically, the Company has not entered into derivatives contracts either to hedge existing risks or for speculative purposes. Accordingly, the Company does not expect adoption of the new standard to affect its financial statements.

                  (ii) In March 2000, the Financial Accounting Standards Board
                  (FASB) issued FASB Interpretation No.44 ("Interpretation 44"), Accounting for Certain Transactions Involving Stock. Interpretation 44 provides criteria for the recognition of compensation expense in certain stock-based compensation arrangements that are accounted for under Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. Interpretation 44 is effective July 1, 2000, with certain provisions effective retroactively to December 15, 1998 and January 12, 2000. There was no effect of the retroactive provisions of Interpretation 44 on the Company's financial statements. Interpretation 44 is not expected to have a material effect on the Company's financial statements.

                  (iii) In July 2001, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards No. 141 ("SFAS 141"), "Business Combinations." SFAS No. 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interests method. The Company believes that the adoption of SFAS No. 141 will not have a significant impact on our financial statements.

                  (iv) In July 2001, FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets", which is effective for fiscal years beginning after December 15, 2001. SFAS 142 requires, among other things, the discontinuance of goodwill amortization. In addition, the standard includes provisions upon adoption for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill and the testing for the impairment of existing goodwill and other intangibles. The Company is currently assessing but have not yet determined the impact of SFAS No. 142 on our financial position and results of operations.


2.       Investments - marketable securities

         Carrying Values and Unrealized Gains and Losses

         The Company's investments in marketable equity securities are held for an indefinite period and thus are classified as available for sale. Unrealized holding gains on such securities, which were added to stockholders' equity during the period ended June 30, 2001 was $48,358.

         Long-term Investments

         Additionally, the Company has invested $48,000 in shares of companies restricted common stock, which it intends to hold long-term. Such investments are considered long-term in nature and are recorded at the Company's historical cost basis and adjusted to market. Such adjustments are recorded to equity as other comprehensive income. At June 30, 2001 the company recorded an unrealized loss on long-term investments of $4,000.

3.       PROPERTY AND EQUIPMENT

                                         Useful Life         June 30, 2001
                                        ------------       -----------------
        Office Furniture                     7             $            892
        Office Equipment                     5                          426
        Computer Equipment                   3                        1,703
                                                           -----------------
                                                                           3,021
        Less: Accumulated Depreciation                                  553
                                                           -----------------
                                                           $          2,468
                                                           =================


4.       RELATED PARTY TRANSACTIONS

         Included in prepaid expenses and other current assets is an advance to an officer of the Company for $12,904. Such advance is short-term in nature and is non-interest bearing.

5.       REVENUE

         The Company derives its revenues from investor relations and other consulting services. The Company receives marketable securities of the companies for which it has rendered these services in lieu of payment. The Company recognizes revenues at the fair market value on the date that it is entitled to receive these securities. Additionally, the Company realizes such revenues over the term that the services have been rendered, from six to twelve months. Amounts that have not been earned are shown as deferred revenue. Such earned revenues were $491,126 for the period August 28, 2000 (inception) through June 30, 2001 with deferred revenues of $32,334 as of June 30, 2001.

6.       SHAREHOLDERS' EQUITY

         The Company issued 4,125,000 shares of its common stock during the period August 28, 2000 (inception) through June 30, 2001, for proceeds of $41,250 or $.01 per share. Such shares were purchased by the founding shareholders of the Company.


7.       COMMITMENTS AND CONTINGENCIES

a.       Commitments:

                  The Company leases offices in St. Paul, Minnesota, under a noncancellable one-year operating lease. Such lease commenced November 2000 with monthly rental payments of $965.

                  The Company leases offices in West Palm Beach, Florida, under a noncancellable one-year operating lease. Such lease commenced August 1, 2001 with monthly rental payments of $971.

                  Commencing June 2001, the Company leased office and living space in Shanghai, China. The lease is 5 years with monthly rental expense of $1,000. The Company has elected to prepay the entire sum of this lease or $60,000 such amount is reflected as a prepaid expense in the Company' financial statements.

         b.       Contingencies:

                  a) On February 14, 2000, a suit had been filed against the Company seeking to rescind a stock subscription agreement made with the Company. This agreement calls for a total subscription to purchase shares of the Company's stock in the amount of $1,000,000. The payments were to be made in four equal installments; to date the Company has received $250,000. The Company believes that this suit is meritless and intends to vigorously contest the action.

                  b) The Company currently holds marketable securities in a company for which it provided investor relations services. The Company has been notified that it is in breach of an agreement with such company and that all shares received in such agreement must be returned to the issuing company. The Company contends that it has good title to such shares and no breach of the agreement has occurred. The value of these shares at June 30, 2001, was $101,920.


6.       INCOME TAXES

         The Company has accounted for a federal and state income tax provision of approximately $59,000, based on the current statutory rates. The Company has not provided for deferred federal and state income tax assets or liabilities, due to immaterial differences between deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax loss and tax credit

7.       SUBSEQUENT EVENTS

         On July 23, 2001 the Company was acquired by newagecities.com, Inc. ("newagecities"). Under terms of the acquisition newagecities acquired all of the issued and outstanding capital stock of the Company, making the Company a wholly-owned subsidiary of newagecities.